Exhibit 99



           Anadarko Announces Second-Quarter 2007 Earnings


    HOUSTON--(BUSINESS WIRE)--July 30, 2007--Anadarko Petroleum Corporation (NYSE:APC) today announced second-quarter 2007 net income available to common stockholders totaled $652 million, or $1.39 per share (diluted). Income from continuing operations totaled $645 million, or $1.38 per share (diluted). These results include unrealized losses on derivatives of $35 million after tax, or $.08 per share (diluted); a restructuring charge of $27 million after tax, or $.06 per share (diluted); realized gains on derivatives of $82 million after tax, or $.17 per share (diluted); and a gain from the sale of certain midstream assets of $126 million after tax, or $.27 per share (diluted).

    Cash flow from continuing operations in the second quarter of 2007 was $229 million and discretionary cash flow totaled $174 million(1). Income tax payments made in the second quarter of 2007 associated with the divestiture program reduced both cash flow from continuing operations and discretionary cash flow by approximately $1.1 billion.

    In the 2006 second quarter, net income available to common stockholders was $814 million, or $1.76 per share (diluted), while income from continuing operations totaled $663 million, or $1.43 per share (diluted). Adjustments to estimated future tax liabilities resulting from tax law changes contributed $148 million, or $.32 per share (diluted), to net income, while contributing $69 million, or $.15 per share (diluted), to income from continuing operations in the 2006 second quarter.

    "We are pleased with our second-quarter operating and financial results," Anadarko Chairman, President and CEO Jim Hackett said. "Our retained properties are performing very well. Based on the demonstrated performance of the portfolio, combined with our expectations from Independence Hub, we are raising the production guidance for our continuing portfolio again, to between 189 million barrels and 193 million barrels of oil equivalent for the year - an increase of 3 million barrels from the previous midpoint."

    Second-quarter 2007 sales volumes of natural gas, crude oil and natural gas liquids totaled 52 million barrels of oil equivalent
(BOE), or 574,000 BOE per day, compared with second-quarter 2006 sales volumes from continued operations of 36 million BOE, or 392,000 BOE per day. Second-quarter 2007 natural gas sales volumes averaged 1.80 billion cubic feet per day, at an average price of $7.10 per thousand cubic feet. Oil sales volumes in the second quarter averaged 227,000 barrels per day, at an average price of $60.43 per barrel. Natural gas liquids sales volumes averaged 47,000 barrels per day, at an average price of $41.88 per barrel.

    CONFERENCE CALL TOMORROW AT 9 A.M. CDT, 10 A.M. EDT

    Anadarko will host a conference call on Tuesday, July 31, at 9 a.m. Central Daylight Time (10 a.m. Eastern Daylight Time) to discuss second-quarter results and the company's outlook for 2007. The dial-in number is 913.981.4910, and the confirmation number is 7477001. For complete instructions on how to participate in the conference call, or to listen to the live audio webcast and slide presentation, please visit www.anadarko.com. A replay of the call will also be available on the website for approximately 30 days following the conference call.

    ANADARKO OPERATIONS REPORT

    For more details on Anadarko's operations, please refer to the comprehensive report on second-quarter activity. The report will be available at www.anadarko.com on the Investor Relations page.

    FINANCIAL DATA

    Nine pages of summary financial data follow, including current hedge positions, guidance and supplemental production guidance for the retained assets.

    Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. As of year-end 2006, the company had 3.0 billion barrels-equivalent of proved reserves, making it one of the world's largest independent exploration and production companies. For more information about Anadarko, please visit www.anadarko.com.

    (1) See the accompanying table for a reconciliation of GAAP to non-GAAP financial measures and a statement indicating why management believes the non-GAAP measures are useful information for investors.

    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release, including Anadarko's ability to successfully meet its revised production guidance, complete its announced asset divestitures, successfully create and market an initial public offering of a midstream Master Limited Partnership, and achieve Anadarko's debt reduction goals. See "Risk Factors" in the company's 2006 Annual Report on Form 10-K and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.



                    Anadarko Petroleum Corporation

             Reconciliation of GAAP to Non-GAAP Measures
Below is a reconciliation of cash provided by operating activities
 (GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.

                                                Quarter Ended
                                                   June 30
                                        -----------------------------
millions                                     2007           2006
---------------------------------------------------------------------
Cash Flow
---------------------------------------------------------------------
Net cash provided by operating
 activities - continuing operations            $ 229          $  945
Add back:
   Change in accounts receivable                 (88)            (42)
   Change in accounts payable and
    accrued expenses                             593             221
   Change in other items - net                  (560)            (63)
---------------------------------------------------------------------
Discretionary Cash Flow from Continuing
 Operations                                    $ 174          $1,061
---------------------------------------------------------------------




                    Anadarko Petroleum Corporation


                                       Quarter Ended    Year to Date
Summary Financial Information             June 30          June 30
                                      ---------------- ---------------
$ and shares in millions                2007    2006    2007    2006
----------------------------------------------------------------------
Revenues and Other
----------------------------------------------------------------------
Gas sales                             $1,162   $  627  $2,237  $1,371
Oil and condensate sales               1,249    1,007   2,327   1,808
Natural gas liquids sales                179      138     336     245
Gathering, processing and marketing
 sales                                   486       29     847      45
Other                                    237        8     249      41
----------------------------------------------------------------------
Total                                  3,313    1,809   5,996   3,510
----------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------
Oil and gas operating                    253      138     581     262
Oil and gas transportation and other     110       88     217     163
Gathering, processing and marketing      336       24     635      42
General and administrative               217      123     448     228
Depreciation, depletion and
 amortization                            706      362   1,551     655
Other taxes                              276      101     627     208
Impairments                               27        5      33      18
----------------------------------------------------------------------
Total                                  1,925      841   4,092   1,576
----------------------------------------------------------------------
Operating Income                       1,388      968   1,904   1,934
----------------------------------------------------------------------
Interest Expense and Other (Income)
 Expense
----------------------------------------------------------------------
Interest expense                         314       51     624     104
Other (income) expense                   (23)      (7)    (52)     (7)
----------------------------------------------------------------------
Total                                    291       44     572      97
----------------------------------------------------------------------
Income from Continuing Operations,
 Before Income Taxes                   1,097      924   1,332   1,837
----------------------------------------------------------------------
Income Tax Expense                       452      261     609     609
----------------------------------------------------------------------
Income from Continuing Operations     $  645   $  663  $  723  $1,228
----------------------------------------------------------------------
Income from Discontinued Operations,
 net of taxes                              7      152      34     248
----------------------------------------------------------------------
Net Income                            $  652   $  815  $  757  $1,476
----------------------------------------------------------------------
Preferred Stock Dividends                  -        1       1       2
----------------------------------------------------------------------
Net Income Available to Common
 Stockholders                         $  652   $  814  $  756  $1,474
----------------------------------------------------------------------
Per Common Share
----------------------------------------------------------------------
Income from Continuing Operations -
 basic                                $ 1.39   $ 1.44  $ 1.56  $ 2.67
Income from Continuing Operations -
 diluted                              $ 1.38   $ 1.43  $ 1.55  $ 2.65
Income from Discontinued Operations,
 net of taxes - basic                 $ 0.01   $ 0.33  $ 0.07  $ 0.54
Income from Discontinued Operations,
 net of taxes - diluted               $ 0.01   $ 0.33  $ 0.07  $ 0.53
Net Income Available to Common
 Stockholders - basic                 $ 1.40   $ 1.77  $ 1.63  $ 3.21
Net Income Available to Common
 Stockholders - diluted               $ 1.39   $ 1.76  $ 1.62  $ 3.18
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Basic                     465      459     464     460
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Diluted                   467      463     466     464
----------------------------------------------------------------------




                    Anadarko Petroleum Corporation


                                     Quarter Ended     Year to Date
Summary Financial Information           June 30           June 30
                                   ----------------- -----------------
$ in millions                        2007     2006     2007     2006
----------------------------------------------------------------------
Cash Flow from Operating Activities
----------------------------------------------------------------------
Net income                         $   652  $   815  $   757  $ 1,476
Less income from discontinued
 operations, net of taxes               (7)    (152)     (34)    (248)
Depreciation, depletion and
 amortization                          706      362    1,551      655
Deferred income taxes               (1,080)      23   (1,308)     144
Impairments                             27        5       33       18
Gain on asset dispositions            (197)       -     (221)       -
Unrealized (gains) losses on
 derivatives                            55        2      557      (11)
Other noncash items                     18        6       62       27
----------------------------------------------------------------------
Discretionary Cash Flow from
 Continuing Operations                 174    1,061    1,397    2,061
(Increase) decrease in accounts
 receivable                             88       42      675      345
Increase (decrease) in accounts
 payable and accrued expenses         (593)    (221)  (1,670)    (498)
Other items - net                      560       63      683      (59)
----------------------------------------------------------------------
Cash provided by operating
 activities - continuing operations    229      945    1,085    1,849
Cash provided by operating
 activities - discontinued
 operations                            154       12      165      330
----------------------------------------------------------------------
Net Cash Provided by Operating
 Activities(a)                     $   383  $   957  $ 1,250  $ 2,179
----------------------------------------------------------------------


----------------------------------------------------------------------
Capital Expenditures
----------------------------------------------------------------------
Capital spending                   $ 1,180  $   848  $ 2,185  $ 1,579
Capitalized interest                    53       15       98       28
Capitalized overhead                    49       39       93       79
----------------------------------------------------------------------
Capital expenditures - continuing
 operations                          1,282      902    2,376    1,686
Capital expenditures - discontinued
 operations                              -      143        -      343
----------------------------------------------------------------------
Total                              $ 1,282  $ 1,045  $ 2,376  $ 2,029
----------------------------------------------------------------------


(a) Income tax payments of $1.1 billion associated with the divestiture program were made in the second quarter of 2007, which reduced cash flow from operating activities for the quarter and year-to-date periods. Proceeds from divestitures, which are reflected in investing activities (not presented above), provided the cash for these tax payments.


                                            June 30, Dec. 31, June 30,
                                              2007     2006     2006
----------------------------------------------------------------------
Condensed Balance Sheet
----------------------------------------------------------------------
Cash and cash equivalents                   $ 1,647  $   491  $   671
Other current assets                          2,948    4,055    1,532
Current assets held for sale                      -       68      369
Net properties and equipment                 39,146   48,739   16,231
Other assets                                    932      865      609
Goodwill and other intangible assets          4,740    4,616    1,092
Long-term assets held for sale                1,603       10    3,161
----------------------------------------------------------------------
Total Assets                                $51,016  $58,844  $23,665
----------------------------------------------------------------------
Current debt                                $ 5,744  $11,471  $   211
Other current liabilities                     3,826    5,240    1,690
Current liabilities associated with assets
 held for sale                                    -       47      306
Long-term debt                               11,138   11,520    3,361
Other long-term liabilities                  14,507   15,653    5,021
Other long-term liabilities associated
 with assets held for sale                        7        -      712
Stockholders' equity                         15,794   14,913   12,364
----------------------------------------------------------------------
Total Liabilities and Stockholders' Equity  $51,016  $58,844  $23,665
----------------------------------------------------------------------
Capitalization
----------------------------------------------------------------------
Total debt                                  $16,882  $22,991  $ 3,572
Stockholders' equity                         15,794   14,913   12,364
----------------------------------------------------------------------
Total                                       $32,676  $37,904  $15,936
----------------------------------------------------------------------
Capitalization Ratios
----------------------------------------------------------------------
Total debt                                       52%      61%      22%
Stockholders' equity                             48%      39%      78%
----------------------------------------------------------------------




                    Anadarko Petroleum Corporation


                                        Quarter Ended   Year to Date
Volumes and Prices                         June 30         June 30
                                       --------------- ---------------
                                        2007    2006    2007    2006
----------------------------------------------------------------------
Natural Gas
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, billion cubic feet               164      99     362     197
Average daily volumes, million cubic
 feet per day                           1,798   1,091   2,000   1,091
Price per thousand cubic feet
 excluding derivatives                 $ 6.14  $ 6.20  $ 6.19  $ 6.83
----------------------------------------------------------------------
  Realized gain (loss) on derivatives $ 0.47 $(0.01) $ 0.68 $(0.02) Unrealized gain (loss) on
   derivatives                         $ 0.49  $ 0.12  $(0.69) $ 0.13
----------------------------------------------------------------------
     Total gains (losses) on
      derivatives                      $ 0.96  $ 0.11  $(0.01) $ 0.11
----------------------------------------------------------------------
Total price per thousand cubic feet    $ 7.10  $ 6.31  $ 6.18  $ 6.94

----------------------------------------------------------------------
Crude Oil and Condensate
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, million barrels                   13       7      26      14
Average daily volumes, thousand
 barrels per day                          139      84     143      77
Price per barrel excluding derivatives $60.69  $64.17  $56.63  $61.15
----------------------------------------------------------------------
  Realized gain (loss) on derivatives $ 4.09 $(0.44) $ 5.14 $(0.44) Unrealized gain (loss) on
   derivatives                         $(5.77) $(1.92) $(8.61) $(1.00)
----------------------------------------------------------------------
     Total gains (losses) on
      derivatives                      $(1.68) $(2.36) $(3.47) $(1.44)
----------------------------------------------------------------------
Price per barrel                       $59.01  $61.81  $53.16  $59.71
----------------------------------------------------------------------
Algeria
----------------------------------------------------------------------
Volumes, million barrels                    5       7      12      12
Average daily volumes, thousand
 barrels per day                           59      71      66      67
Price per barrel excluding derivatives $69.27  $70.54  $64.03  $67.12
----------------------------------------------------------------------
  Realized gain (loss) on derivatives  $    -  $    -  $    -  $    -
  Unrealized gain (loss) on
   derivatives                         $(4.80) $    -  $(3.22) $    -
----------------------------------------------------------------------
     Total gains (losses) on
      derivatives                      $(4.80) $    -  $(3.22) $    -
----------------------------------------------------------------------
Price per barrel                       $64.47  $70.54  $60.81  $67.12
----------------------------------------------------------------------
Other International
----------------------------------------------------------------------
Volumes, million barrels                    3       2       4       3
Average daily volumes, thousand
 barrels per day                           29      17      23      18
Price per barrel                       $58.95  $53.47  $54.43  $50.59
----------------------------------------------------------------------
Total
----------------------------------------------------------------------
Volumes, million barrels                   21      16      42      29
Average daily volumes, thousand
 barrels per day                          227     172     232     162
Price per barrel excluding derivatives $62.71  $65.75  $58.50  $62.41
----------------------------------------------------------------------
  Realized gain (loss) on derivatives $ 2.49 $(0.21) $ 3.19 $(0.21) Unrealized gain (loss) on
   derivatives                         $(4.77) $(0.93) $(6.25) $(0.47)
----------------------------------------------------------------------
     Total gains (losses) on
      derivatives                      $(2.28) $(1.14) $(3.06) $(0.68)
----------------------------------------------------------------------
Total price per barrel                 $60.43  $64.61  $55.44  $61.73

----------------------------------------------------------------------
Natural Gas Liquids
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, million barrels                    4       4       9       6
Average daily volumes, thousand
 barrels per day                           47      38      48      35
Total price per barrel                 $41.88  $39.66  $38.73  $39.32
----------------------------------------------------------------------
Total Barrels of Oil Equivalent (BOE)
 - continuing operations
----------------------------------------------------------------------
Volumes, million BOE                       52      36     111      68
Average daily volumes, thousand BOE
 per day                                  574     392     613     378
----------------------------------------------------------------------

Total Barrels of Oil Equivalent (BOE)
 - discontinued operations
----------------------------------------------------------------------
Volumes, million BOE                        -       5       -      10
Average daily volumes, thousand BOE
 per day                                    -      55       -      55
----------------------------------------------------------------------

Total Barrels of Oil Equivalent (BOE)
----------------------------------------------------------------------
Volumes, million BOE                       52      41     111      78
Average daily volumes, thousand BOE
 per day                                  574     447     613     433




                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                         Continuing Operations
                          As of July 30, 2007


                                            3rd Quarter   Total Year
                                           2007 Forecast 2007 Forecast
                                           ------------- -------------

                                               Units         Units
                                           ------------- -------------

Total Sales (MMBOE) (a)                       45 -   48    203 -  210

Crude Oil (MBbl/d):                          180 -  190    195 -  210

United States                                100 -  115    120 -  125
Algeria                                       60 -   65     60 -   65
Other International                           17 -   20     17 -   20

Natural Gas (MMcf/d):

United States                              1,660 -1,750  1,940 -1,960

Natural Gas Liquids (MBbl/d):

United States                                 35 -   37     37 -   40


(a) Sales include volumes associated with divestitures of 14.5 MMBOE through the 1st half of 2007, with 0-1 MMBOE in the 3rd Quarter and about 15 MMBOE for the year.


                                          $/ Unit         $/ Unit
                                       --------------- ---------------
Price Differentials vs NYMEX (w/o
 hedges)

Crude Oil ($/Bbl):                      (3.50)- (4.50)  (4.00)- (5.00)

United States                           (7.00)- (8.00)  (7.00)- (8.00)
Algeria                                  1.00 -  4.00    1.00 -  3.00
Other International                    (10.00)-(12.00) (10.00)-(12.00)

Natural Gas ($/Mcf):

United States                           (1.00)- (1.50)  (1.00)- (1.50)




                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                         As of July 30, 2007


                                          3rd Quarter     Total Year
                                         2007 Forecast  2007 Forecast
                                         -------------- --------------

                                              $MM            $MM
                                         -------------- --------------
Other Revenues:

  Gathering, Processing & Marketing
   Margins                                  70 -    90    325 -   375
  Minerals and Other                        25 -    30    275 -   300

----------------------------------------------------------------------

Costs and Expenses:
                                            $ / Boe        $ / Boe
                                         -------------- --------------

  Oil & Gas Lease Operating               5.00 -  5.25   5.00 -  5.20
  Oil & Gas Transportation                1.60 -  1.80   1.75 -  1.85
  Depreciation, Depletion and
   Amortization                          13.75 - 14.25  13.75 - 14.25
  Production Taxes (% of Revenue)           12%-    13%    12%-    13%

                                              $MM            $MM
                                         -------------- --------------

  General and Administrative (excludes     180 -   195    700 -   725
   restructuring charges)
  Impairments                                - -    25     35 -   100
  Interest Expense                         200 -   225    925 - 1,000
  Other (Income) Expense                   (10)-    10    (70)-   (50)

Effective Tax Rate                          40%-    46%    40%-    46%

----------------------------------------------------------------------

Avg. Shares Outstanding (MM)

  Basic                                    466 -   467    465 -   467
  Diluted                                  467 -   468    467 -   469

----------------------------------------------------------------------

                                              $MM            $MM
                                         -------------- --------------

Capital Investment                       1,200 - 1,300  4,400 - 4,600

  Capital Projects                       1,120 - 1,200  4,050 - 4,175
  Capitalized Direct Expenses               40 -    50    175 -   225
  Capitalized Interest                      40 -    50    175 -   200




                    Anadarko Petroleum Corporation
       Commodity Hedge Positions (Excluding Natural Gas Basis)
                         As of July 30, 2007


                         ----------------- --------------------------
                               Fixed             2- Way Collars
                         ----------------- --------------------------

------------------------ ----------------- --------------------------
                                   NYMEX
                          Volume    Price   Volume   Floor   Ceiling
Crude Oil                Bbl/day   $/Bbl   Bbl/day   $/Bbl    $/Bbl
------------------------ --------------------------------------------

United States

                         ----------------- --------------------------
Remainder 2007             27,250   $51.44   18,542   $44.33   $60.40
                         ----------------- --------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Algeria

Total Year 2008

Total Year 2009

Total Year 2010

Total Crude Oil, All
 Locations

                         ----------------- --------------------------
Remainder 2007             27,250   $51.44   18,542   $44.33   $60.40
                         ----------------- --------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012


------------------------ ----------------- --------------------------
                                   NYMEX
                          Volume    Price   Volume   Floor   Ceiling
Natural Gas              MMMBtu/d $/MMBtu  MMMBtu/d $/MMBtu  $/MMBtu
------------------------ ----------------- --------------------------

United States

                         ----------------- --------------------------
Remainder 2007                265   $ 7.03      386   $ 6.27   $10.73
                         ----------------- --------------------------

Total Year 2008

Total Year 2009


Prices are weighted
 averages of all
 transactions for each
 transaction type
 presented.


                                  ------------------------------------
                                             3- Way Collars
                                  ------------------------------------

--------------------------------- ------------------------------------
                                            Sold    Purchased
                                   Volume    Floor    Floor   Ceiling
Crude Oil                         Bbl/day   $/Bbl     $/Bbl    $/Bbl
--------------------------------- ------------------------------------

United States

                                  ------------------------------------
Remainder 2007                      35,000   $43.57    $58.57   $86.16
                                  ------------------------------------

                                  ------------------------------------
Total Year 2008                     67,000   $43.21    $58.21   $94.75
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                     28,000   $40.36    $55.36   $87.34
                                  ------------------------------------

                                  ------------------------------------
Total Year 2010                      8,000   $35.00    $50.00   $86.49
                                  ------------------------------------

                                  ------------------------------------
Total Year 2011                      3,000   $35.00    $50.00   $86.00
                                  ------------------------------------

                                  ------------------------------------
Total Year 2012                      1,500   $35.00    $50.00   $92.50
                                  ------------------------------------

Algeria

                                  ------------------------------------
Total Year 2008                     19,000   $33.51    $48.51   $86.73
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                     20,000   $33.51    $48.51   $86.62
                                  ------------------------------------

                                  ------------------------------------
Total Year 2010                     10,000   $33.53    $48.53   $86.98
                                  ------------------------------------

Total Crude Oil, All Locations

                                  ------------------------------------
Remainder 2007                      35,000   $43.57    $58.57   $86.16
                                  ------------------------------------

                                  ------------------------------------
Total Year 2008                     86,000   $41.07    $56.07   $92.98
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                     48,000   $37.51    $52.51   $87.04
                                  ------------------------------------

                                  ------------------------------------
Total Year 2010                     18,000   $34.18    $49.19   $86.76
                                  ------------------------------------

                                  ------------------------------------
Total Year 2011                      3,000   $35.00    $50.00   $86.00
                                  ------------------------------------

                                  ------------------------------------
Total Year 2012                      1,500   $35.00    $50.00   $92.50
                                  ------------------------------------


--------------------------------- ------------------------------------
                                            Sold    Purchased
                                   Volume    Floor    Floor   Ceiling
Natural Gas                       MMMBtu/d $/MMBtu   $/MMBtu  $/MMBtu
--------------------------------- ------------------------------------

United States

                                  ------------------------------------
Remainder 2007                          30   $ 6.00    $ 9.00   $11.23
                                  ------------------------------------

                                  ------------------------------------
Total Year 2008                        500   $ 5.00    $ 7.50   $14.26
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                         50   $ 5.00    $ 7.50   $12.60
                                  ------------------------------------


Prices are weighted averages of
 all transactions for each
 transaction type presented.




                    Anadarko Petroleum Corporation
                  Natural Gas Basis Hedge Positions
                         As of July 30, 2007


 ---------------------------------------------------------------------

                                  ------------------------------------
                                        Daily Volume (MMMBtu's)
                                            by Pricing Point
 ---------------------------------------------------------------------
           Pricing Point            2007     2008     2009      2010
 ---------------------------------------------------------------------

 Gulf Coast                           131      110        -         -
 Mid Continent                        220      330      140        25
 Rocky Mountains                      170      375      165       180
 West Texas                            10       10        -         -
                                  ------------------------------------
     Total Daily Volume Hedged        531      825      305       205
                                  ====================================



                                  ------------------------------------
                                       Average Price Differential
                                              to Henry Hub
 ---------------------------------------------------------------------
           Pricing Point            2007     2008     2009      2010
 ---------------------------------------------------------------------

 Gulf Coast                       $(0.614) $(0.475) $     -   $     -
 Mid Continent                    $(0.986) $(0.993) $(0.708)  $(0.592)
 Rocky Mountains                  $(1.455) $(1.467) $(1.104)  $(0.985)
 West Texas                       $(1.196) $(1.080) $     -   $     -
                                  ------------------------------------
     Average Price Differential
      Hedged                      $(1.049) $(1.141) $(0.922)  $(0.937)
                                  ====================================



                  Rockies Export Firm Transportation
                         As of July 30, 2007



                                                --------------------
                                                   Daily Volume
                                                   (MMMBtu's) by
                                                    Pricing Point
 -------------------------------------------------------------------
             Delivery/ Pricing Point             2007   2008   2009
 -------------------------------------------------------------------

 Mid Continent                                    471    471    471
 West Coast                                        88     88     88
 San Juan                                          15     15     15
                                                --------------------
     Total                                        574    574    574
                                                ====================

 -------------------------------------------------------------------


                      Interest Rate Derivatives
                         As of July 30, 2007


 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
  Instrument   Notional Amt.    Maturity      Rate Paid       Rate
                                                             Received
 ---------------------------------------------------------------------

     Swap       $600 Million    May 2031   LIBOR + 2.205%        7.5%
     Swap       $150 Million    Oct 2007   LIBOR + 3.345%      6.625%




                    Anadarko Petroleum Corporation
                      Retained Properties Sales
                 Recent Performance and 2007 Guidance
                         As of July 30, 2007


                            Q4 2006 Q1 2007 Q2 2007      Q3 2007
                            Actuals Actuals Actuals     Guidance
                            ------- ------- ------- -----------------


TOTAL SALES (MMBOE)            48.4    49.2    47.1    45.0 -    47.0
  Natural Gas (MMcf/d)      1,791.5 1,795.7 1,634.1 1,660.0 - 1,725.0
  Crude Oil (MBbl/d)          204.5   208.3   206.0   180.0 -   190.0
  Natural Gas Liquids
   (MBbl/d)                    34.2    39.3    38.9    34.0 -    37.0


ROCKIES
  Natural Gas (MMcf/d)        917.2   937.0   841.7   875.0 -   900.0
  Crude Oil (MBbl/d)           23.1    23.5    23.9    24.0 -    26.0
  Natural Gas Liquids
   (MBbl/d)                    16.9    16.2    15.0    13.0 -    14.0
  Total Sales (MMBOE)          17.4    17.6    16.3    16.8 -    17.5

SOUTHERN
  Natural Gas (MMcf/d)        639.5   644.2   611.0   560.0 -   580.0
  Crude Oil (MBbl/d)           12.2    10.8    10.0     9.0 -    10.0
  Natural Gas Liquids
   (MBbl/d)                    10.3    14.4    14.5    14.0 -    15.0
  Total Sales (MMBOE)          11.6    11.9    11.5    10.7 -    11.2

GULF OF MEXICO
  Natural Gas (MMcf/d)        239.7   223.2   200.5   230.0 -   250.0
  Crude Oil (MBbl/d)           63.0    61.3    67.2    50.0 -    55.0
  Natural Gas Liquids
   (MBbl/d)                     4.2     4.0     4.6     4.0 -     4.0
  Total Sales (MMBOE)           9.6     9.2     9.6     8.5 -     9.3

INTERNATIONAL / FRONTIER
  Natural Gas (MMcf/d)          0.4     0.3     0.3     0.0 -     0.0
  Crude Oil (MBbl/d)          106.2   112.7   104.9    95.0 -   100.0
  Natural Gas Liquids
   (MBbl/d)                       -       -       -       - -       -
  Total Sales (MMBOE)           9.6    10.1     9.6     8.7 -     9.2


                                        Q4 2007       Total Year 2007
                                       Guidance          Guidance
                                   ----------------- -----------------


TOTAL SALES (MMBOE)                   48.0 -    50.0   189.0 -   193.0
  Natural Gas (MMcf/d)             1,930.0 - 1,990.0 1,755.0 - 1,787.0
  Crude Oil (MBbl/d)                 175.0 -   185.0   188.5 -   194.0
  Natural Gas Liquids (MBbl/d)        30.0 -    35.0    35.0 -    38.0


ROCKIES
  Natural Gas (MMcf/d)               940.0 -   960.0   900.0 -   910.0
  Crude Oil (MBbl/d)                  25.0 -    27.0    24.0 -    25.0
  Natural Gas Liquids (MBbl/d)        13.0 -    14.0    14.0 -    15.0
  Total Sales (MMBOE)                 17.9 -    18.5    68.6 -    70.0

SOUTHERN
  Natural Gas (MMcf/d)               545.0 -   565.0   590.0 -   600.0
  Crude Oil (MBbl/d)                   8.0 -     9.0     9.5 -    10.0
  Natural Gas Liquids (MBbl/d)        13.0 -    14.0    14.0 -    14.5
  Total Sales (MMBOE)                 10.3 -    10.8    44.5 -    45.4

GULF OF MEXICO
  Natural Gas (MMcf/d)               445.0 -   465.0   275.0 -   285.0
  Crude Oil (MBbl/d)                  50.0 -    55.0    57.0 -    59.0
  Natural Gas Liquids (MBbl/d)         4.5 -     5.0     4.0 -     4.5
  Total Sales (MMBOE)                 11.8 -    12.7    39.0 -    40.5

INTERNATIONAL / FRONTIER
  Natural Gas (MMcf/d)                 0.0 -     0.0     0.0 -     0.0
  Crude Oil (MBbl/d)                  90.0 -    95.0    98.0 -   100.0
  Natural Gas Liquids (MBbl/d)           - -       -       - -       -
  Total Sales (MMBOE)                  8.3 -     8.7    35.8 -    36.5



    CONTACT: Anadarko Petroleum Corporation, Houston
             Media:
             John Christiansen, 832-636-8736
             john.christiansen@anadarko.com
             or
             Paula Beasley, 832-636-8765
             paula.beasley@anadarko.com
             or
             Investors:
             John Colglazier, 832-636-2306
             john.colglazier@anadarko.com
             or
             Chris Campbell, CFA, 832-636-8434
             chris.campbell@anadarko.com